                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            Form 8-K
                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 1998


                   SOUTHWEST GAS CORPORATION
     (Exact name of registrant as specified in its charter)


              California                    1-7850              88-0085720
    (State or other jurisdiction of       (Commission        (I.R.S. Employer
    incorporation or organization)        File Number)       Identification No.)

       5241 Spring Mountain Road
         Post Office Box 98510
           Las Vegas, Nevada                                     89193-8510
(Address of principal executive offies)                          (Zip Code)


Registrant's telephone number, including area code: (702) 876-7237

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ITEM 5.    OTHER EVENTS

On October 29, 1998, Southwest Gas Corporation (the Company) released summary financial information to the general public, including the investment community, regarding the Company's operating performance and financial position for the quarter ended September 30, 1998. The financial information released is included herein. This information is summary in nature and should not be considered complete financial statements.

ITEM 7.    EXHIBITS

99         Financial Analyst Report - Third Quarter 1998




                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           SOUTHWEST GAS CORPORATION



Date:  October 29, 1998        /s/ EDWARD A. JANOV
                            -----------------------------
                                   Edward A. Janov
                            Vice President/Controller and
                               Chief Accounting Officer